THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                            Portfolio of Investments
                                October 31, 2000

     Shares                                                              Value
     ------                                                          -----------
                  COMMON STOCKS (93.2%)

                  BASIC MATERIALS (1.2%)
    14,000        Alcoa, Inc. ................................       $   401,625
     5,675        International Paper Co. ....................           207,847
                                                                     -----------
                                                                         609,472
                                                                     -----------

                  CAPITAL GOODS/DURABLES (7.3%)
    16,324        Dover Corp. ................................           692,750
    34,967        General Electric Co. .......................         1,916,629
    11,675        Illinois Tool Works, Inc. ..................           648,692
    11,675        Solectron Corporation* .....................           513,700
                                                                     -----------
                                                                       3,771,771
                                                                     -----------

                  CONSUMER NON-DURABLES (5.3%)
     9,335        Avon Products, Inc. ........................           452,747
    13,999        Coca Cola Co. ..............................           845,190
    12,000        Colgate Palmolive ..........................           705,120
    12,835        Estee Lauder Companies, Inc. ...............           596,025
     2,025        Procter & Gamble Co. .......................           144,661
                                                                     -----------
                                                                       2,743,743
                                                                     -----------

                  ENERGY (7.8%)
    21,009        Exxon Mobile Corp. .........................         1,873,740
    18,669        Royal Dutch Petroleum Co. ..................         1,108,472
    25,654        Williams Companies, Inc. ...................         1,072,658
                                                                     -----------
                                                                       4,054,870
                                                                     -----------

                  FINANCE (17.3%)
    10,505        American Express Co. .......................           630,300
    16,603        American International Group ...............         1,627,094
    23,333        Bank of New York Co., Inc. .................         1,343,106
    37,341        Citigroup, Inc. ............................         1,965,070
    12,825        Fannie Mae .................................           987,525
    29,967        Fleetboston Financial Corp. ................         1,138,746
    14,000        Merrill Lynch & Co., Inc. ..................           980,000
     6,010        SunTrust Banks, Inc. .......................           293,363
                                                                     -----------
                                                                       8,965,204
                                                                     -----------


                  HEALTH (11.6%)
    20,989        Bristol Myers Squibb Co. ...................         1,279,017
    10,495        Guidant Corp.* .............................           555,579
    16,329        Lilly (Eli) & Co. ..........................         1,459,404
    13,989        Medtronic, Inc. ............................           759,778
    23,340        Pharmacia Corp. ............................         1,283,700
     5,825        PE Corp Biosystems .........................           681,525
                                                                     -----------
                                                                       6,019,003
                                                                     -----------

                  RETAIL (5.8%)
     9,335        Best Buy Co., Inc.* ........................           468,500
    18,665        Costco Wholesale Corp.* ....................           683,606
    13,995        Gap, Inc. ..................................           361,246
    21,008        Home Depot, Inc. ...........................           903,344
    10,500        Kohls Corp.* ...............................           568,969
                                                                     -----------
                                                                       2,985,665
                                                                     -----------

                  SERVICES (10.7%)
    16,324        Cox Communications, Inc.* ..................           719,276
    23,300        Mcleod, Inc.* ..............................           448,525
    14,009        New York Times Co. (Class A) ...............           514,831
    28,634        Qwest Communications
                    International, Inc.* .....................         1,392,328
     4,700        SBC Communications, Inc. ...................           271,131
       200        Sprint Corp. PCS Group* ....................             7,625
    17,464        Time Warner, Inc. ..........................         1,325,692
    15,200        Viacom, Inc. (Class B)* ....................           864,500
                                                                     -----------
                                                                       5,543,908
                                                                     -----------

                  TECHNOLOGY (25.4%)
     4,775        Applied Materials, Inc.* ...................           253,672
    23,324        Automatic Data
                    Processing, Inc. .........................         1,523,349
    36,338        Cisco Systems, Inc.* .......................         1,957,710
     6,825        Computer Associates
                    International, Inc. ......................           217,547
     1,674        Dell Computer Corp.* .......................            49,383
    13,995        EMC Corp.* .................................         1,246,430

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                            Portfolio of Investments
                          October 31, 2000 (continued)

    Shares                                                              Value
    ------                                                           -----------

                  TECHNOLOGY (continued)
    17,174        International Business
                    Machines Corp. ...........................        $1,691,639
    18,300        Kla Tencor Corp.* ..........................           618,769
     3,989        Microsoft Corp.* ...........................           274,742
    16,325        Nortel Networks Corp. ......................           742,787
    21,010        STmicroelectronics .........................         1,091,207
    16,329        Sun Microsystems, Inc.* ....................         1,810,478
    34,003        Texas Instruments, Inc. ....................         1,668,272
                                                                     -----------
                                                                      13,145,985
                                                                     -----------

                  UTILITIES (0.8%)
    11,669        DQE, Inc. ..................................           407,686
                                                                     -----------

                  TOTAL COMMON STOCKS
                  (identified cost $40,195,024) ..............        48,247,307
                                                                     -----------
  Principal
    Amount
  ---------
                  U.S. Treasury (6.5%)
$3,390,000        U.S. Treasury Bills, 11/30/00
                  (identified cost $3,373,988) ...............         3,373,887
                                                                     -----------

TOTAL INVESTMENTS (identified cost $43,569,012) (a) .....    99.7%   $51,621,194
CASH AND OTHER ASSETS LESS
  LIABILITIES ...........................................     0.3        143,894
                                                             -----   -----------
NET ASSETS ..............................................    100.0%  $51,765,088
                                                             =====   ===========
----------
*   Non-income producing security

(a) The aggregate cost for federal income tax purpose is $43,860,270, the aggregate gross unrealized appreciation is $9,670,702, and the aggregate gross unrealized depreciation is $1,909,778, the net unrealized appreciation of $7,760,924.


   The accompanying notes are an integral part of these financial statements.

                  The 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 2000

ASSETS:
  Investments in securities, at value
    (identified cost $43,569,012) ................................. $51,621,194
  Cash ............................................................   3,114,732
  Cash held as collateral on futures contracts ....................     187,500
  Receivables for:
    Securities sold ...............................................     901,579
    Capital stock sold ............................................      35,000
    Variation margin ..............................................      72,500
    Dividends .....................................................      22,260
                                                                    -----------
          Total Assets ............................................  55,954,765
                                                                    -----------
LIABILITIES:
  Payables for:
    Securities purchased ..........................................   4,070,708
    Capital stock redeemed ........................................      16,157
    Expense payment fee ...........................................      89,973
    Administrative fee ............................................      12,839
                                                                    -----------
          Total Liabilities .......................................   4,189,677
                                                                    -----------
NET ASSETS ........................................................ $51,765,088
                                                                    ===========


Net Assets Consist of:
  Paid-in capital ................................................. $43,766,004
  Accumulated net realized loss ...................................    (267,973)
  Net unrealized appreciation .....................................   8,267,057
                                                                    -----------
Net Assets ........................................................ $51,765,088
                                                                    ===========

NET ASSET VALUE AND OFFERING PRICE PER SHARE
  ($51,765,088 / 3,827,976 shares) ................................      $13.52
                                                                         ======


   The accompanying notes are an integral part of these financial statements.

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                             STATEMENT OF OPERATIONS
                                October 31, 2000

NET INVESTMENT INCOME:
        Income:
           Dividends .............................................  $   398,764
           Interest ..............................................       20,787
                                                                    -----------
                 Total Income ....................................      419,551
                                                                    -----------
        Expenses:
           Expense payment fee ...................................      489,565
           Administrative fee ....................................       69,923
                                                                    -----------
                 Total Expenses ..................................      559,488
                                                                    -----------
                 Net Investment Loss .............................     (139,937)
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investments .........................     (223,236)
        Net change in unrealized appreciation on investments
           and futures contracts                                      1,977,248
                                                                    -----------
                 Net Realized and Unrealized Gain ................    1,754,012
                                                                    -----------
        Net Increase in Net Assets Resulting from Operations .....  $ 1,614,075
                                                                    ===========

   The accompanying notes are an integral part of these financial statements.

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                               For the
                                                                                             period from
                                                                                           November 2, 1998
                                                                           For the          (commencement
                                                                          year ended       of operations) to
                                                                       October 31, 2000    October 31, 1999
                                                                       ----------------    -----------------
INCREASE IN NET ASSETS:
   Operations:
     Net investment loss .............................................    $  (139,937)        $   (73,856)
     Net realized loss on investments ................................       (223,236)            (29,265)
     Net change in unrealized appreciation on investments
       and future contracts ..........................................      1,977,248           6,289,809
                                                                          -----------         -----------
        Net increase in net assets resulting from operations .........      1,614,075           6,186,688
                                                                          -----------         -----------
   Capital transactions (Note 4):
     Net proceeds from sales of capital stock ........................     18,740,446          36,603,730
     Net cost of capital stock redeemed ..............................     (5,087,243)         (6,292,608)
                                                                          -----------         -----------
        Net increase in net assets resulting from capital transactions     13,653,203          30,311,122
                                                                          -----------         -----------

             Total increase in net assets ............................     15,267,278          36,497,810

NET ASSETS:
   Beginning of period ...............................................     36,497,810                  --
                                                                          -----------         -----------
   End of period .....................................................    $51,765,088         $36,497,810
                                                                          ===========         ===========


   The accompanying notes are an integral part of these financial statements.

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                 Selected per share data and ratios for a share
                       outstanding throughout the period

                                                                                    For the
                                                                                  period from
                                                                               November 2, 1998
                                                                 For the         (commencement
                                                               year ended     of operations) to
                                                            October 31, 2000   October 31, 1999
                                                             ---------------   ----------------
Net asset value, beginning of period .........................   $ 12.80           $ 10.00
Income from investment operations:
   Net investment loss .......................................     (0.04)            (0.03)
   Net realized and unrealized gain ..........................      0.76              2.83
                                                                 -------           -------
   Net asset value, end of period ............................   $ 13.52           $ 12.80
                                                                 =======           =======

Total return1 ................................................      5.62%            28.00%

Ratios/Supplemental data:
   Net assets, end of period (000's omitted) .................   $51,765           $36,498
   Expenses as a percentage of average net assets(1)..........      1.20%             1.20%(2)
   Ratio of net investment income to average net assets ......     (0.30)%           (0.25)%(2)

Portfolio turnover rate ......................................        67%               37%(2)

(1)   Had the expense payment agreement not been in place,
      the ratio of expenses to average net assets and total
      return would have been as follows:
        Ratio of expenses to average net assets ..............      1.35%             1.29%
        Total return .........................................      5.47%            27.91%
(2)   Annualized.


   The accompanying notes are an integral part of these financial statements.

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

      1. Organization and Significant Accounting Policies. The 59 Wall Street Tax-Efficient Equity Fund (the "Fund") is a separate diversified series of The 59 Wall Street Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended. The Corporation is an open-end management investment company organized under the laws of the State of Maryland on July 16, 1990. The Fund commenced operations on November 2, 1998.

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Board of Directors. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to the value from dealers; and general market conditions; (4) short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Board of Directors.

            B. Accounting for Investments. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Interest income is accrued daily.

            C. Federal Income Taxes. It is the Corporation's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Internal Revenue Code which may differ from accounting principles generally accepted in the United States of America, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return due to certain book-to-tax differences such as losses deferred due to "wash sale" transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified on the statement of assets and liabilities based upon their tax reclassification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

            D. Dividends and Distributions to Shareholders. Distributions from net capital gains, if any, are paid annually and are recorded on the ex-dividend date.

      2. Transactions with Affiliates.

      Investment Advisory Fee. The Corporation has an investment advisory agreement with Brown Brothers Harriman (the "Adviser") for which the Adviser receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.65% of the Fund's average daily net assets.

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

      Administrative Fee. The Corporation has an administrative agreement with Brown Brothers Harriman (the "Administrator") for which it pays the Administrator a fee calculated daily and paid monthly at an annual rate equivalent to 0.15% of the Fund's average daily net assets. The Administrator has a subadministration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. For the year ended October 31, 2000 the Fund incurred $69,923 for administrative services.

      Custody Fee. The Corporation has a custody agreement with Brown Brothers Harriman (the "Custodian") for which the Custodian receives a fee calculated and paid monthly. Custody fees for the Fund were reduced by $9,198 as a result of an expense arrangement with the Fund's custodian.

      Shareholder Servicing/Eligible Institution Agreement. The Corporation has a shareholder servicing agreement and an eligible institution agreement with Brown Brothers Harriman for which Brown Brothers Harriman receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the average daily net assets of the Fund.

      Expense Payment Fee. 59 Wall Street Administrators, Inc. pays certain expenses of the Fund and receives a fee from the Fund, computed and paid monthly, such that after such fee the aggregate expenses will not exceed 1.20% of the Fund's average daily net assets. For the year ended October 31, 2000, 59 Wall Street Administrators, Inc. incurred $557,347 in expenses, including investment advisory fees of $303,000, shareholder servicing/eligible institution fees of $116,642 and custody fees of $7,301 paid to Brown Brothers Harriman on behalf of the Fund. The Fund's expense payment fee agreement will terminate on July 31, 2003.

      3. Investment Transactions. For the year ended October 31, 2000, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $41,898,654 and $30,773,270, respectively. For that same period, the Fund paid brokerage commissions of $36,477 to Brown Brothers Harriman for transactions executed on its behalf.

      4. Capital Stock. The Corporation is permitted to issue 2,500,000,000 shares of capital stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of the Fund. Transactions in shares of capital stock were as follows:

                                                  For the years ended October 31
                                                  ------------------------------
                                                       2000            1999
                                                       ----            ----
      Capital stock sold .......................... 1,345,351       3,373,701
      Capital stock repurchased ...................  (368,120)       (522,956)
      Net increase ................................   977,231       2,850,745
                                                    =========       =========

5. Financial Futures Contracts

      As of October 31, 2000, the Fund held open futures contracts. The contractual amount of the futures contracts represents the investment the Fund has in a particular contract and does not necessarily represent the amounts potentially subject to risk. The measurement of risk associated with futures contracts is meaningful only when all related and offsetting transactions are considered. A summary of obligations under open futures contracts at October 31, 2000, is as follows:

                       Expiration                                                             Unrealized
       Position           Date            Contracts       Index        Contract Value        Appreciation
        -------      ---------------      ---------     --------       --------------        -------------
        Long          December 2000          10          S&P 500         $3,385,625            $214,875

As of October 31, 2000, the Fund had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholders
The 59 Wall Street Tax Efficient Equity Fund (a series of The 59 Wall Street Fund, Inc.):

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The 59 Wall Street Tax Efficient Equity Fund (a series of The 59 Wall Street Fund, Inc.) as of October 31, 2000, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from November 2, 1998 (commencement of operations) to October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management. as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The 59 Wall Street Tax Efficient Equity Fund at October 31, 2000, and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 22, 2000

                   Management's Discussion of fund performance

      The  following  investment   management  strategies  and  techniques  have
materially affected the Fund's performance for the fiscal year ended October 31, 2000.

Tax Efficient Equity Fund

      The Tax Efficient Equity Fund slightly trailed the S&P 500 for the fiscal year ended October 31, 2000, returning 5.62% versus 6.09% for the S&P 500 index on a total return basis. The Fund's performance was adversely affected by a slight orientation towards growth stocks, particularly in the summer months as the S&P Barra Growth index underperformed the S&P Barra Value index by over 15% in the three months ending with October, an unusually large divergence between the two indices. Concern over economic conditions and industry specific revenue growth prospects, particularly within the technology economic sector, all contributed to this growth/value divergence. Our economic sector weightings for the previous year also produced a mixed picture. Our underweight in healthcare due to concerns over the Medicare coverage political cloud hanging over the pharmaceutical industry proved to be overwhelmed by investors putting funds into pharmaceutical issues as a defensive sector in light of economic weakness. Our overweight in financial services, particularly the larger capitalization names in the sector, was a positive contribution to performance.

                   Tax-Efficient Equity Fund Growth of $10,000

                           ----------------------------
                                   Total Return
                           ----------------------------
                           One Year         Inception
                            Ended          to 10/31/00
                           10/31/00        (Annualized)
                           ----------------------------
                            5.62%             16.31%
                           ----------------------------

        Date             Tax Efficient Equity Fund    S&P 500
        ----             -------------------------    -------

      11/2/1998                    $10,000            $10,000
     (inception)
       04/30/99                     12,490             12,231
       10/31/99                     12,800             12,566
       04/30/00                  14,120.00          13,469.95
       10/31/00                  13,520.00          13,331.63

      *net  of fees and expenses

            Past performance is not predictive of future performance.

The 59 Wall Street Fund, Inc.

Investment Adviser and
  Administrator
Brown Brothers Harriman
59 Wall Street
New York, New York 10005

Distributor
59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts 02109

Shareholder Servicing Agent
Brown Brothers Harriman
59 Wall Street
New York, New York 10005
(800) 625-5759







This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

                            Tax-Efficient Equity Fund

                                  ANNUAL REPORT

                                October 31, 2000